Securities and Exchange Commission
                             Washington, D. C. 20549


                                    Form 8-K
                                 CURRENT REPORT
                          Pursuant to Section 13 or 15(d)
                       of the Securities Exchange Act of 1934


Date of Report July 20, 2000

                                  FARM FISH, INC.
                   ______________________________________________
                   (Name of small business issuer in its charter)


         Mississippi                      0-7320             64-0532896
_______________________________         ___________        _______________
(State or other jurisdiction of        (Commission         (I.R.S. Employer
incorporation or organization)          File Number)      Identification Number)


        Post Office Box 23109
             Jackson, MS                                  39225-3109
_______________________________________                 ______________
(Address of principal executive offices)                    Zip Code


Registrant's telephone number, including area code - (601) 354-3801



ITEM 5 - OTHER EVENTS

Farm Fish, Inc.'s (the "Company") press release announcing the execution of a definitive Agreement in which the Company has agreed to sell substantially all of the operating assets of the Company, is attached as an exhibit to this Form 8-K and incorporated by reference.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, Farm Fish, Inc. has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                   FARM FISH, INC.

                                   By: /s/ Thomas R. Slough, Jr.
                                       _________________________
                                       Thomas R. Slough, Jr.,
                                       President
DATE: August 4, 2000





                               Farm Fish, Inc.
                                Press Release
                                _____________



     Farm Fish, Inc. is pleased to announce that is has entered into a definitive asset purchase agreement with H & S Fish Farm, Inc.

     It is contemplated that Farm Fish, Inc. will transfer all of its ponds, related real estate and equipment to H & S Fish Farms, Inc.

     Prior to the close of the asset transfer Farm Fish, Inc. intends to sell its entire fish inventory without restocking.  Farm Fish

     Inc. will provide seller financing for the transaction and intends to liquidate in an orderly manner following closing of the asset transfer.  The asset transaction and the liquidation is subject to approval by the shareholders of Farm Fish, Inc.